Exhibit 10.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354 and 333-139512) pertaining to the employees stock option plan of our report dated February 14, 2007, with respect to the financial statements of Tadiran Spectralink Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2006.

/s/ Brightman Almagor & Co.
Brightman Almagor & Co.
A member firm of Deloitte Touche Tohmatsu

June 13, 2007